Exhibit 99.1

OptimizeRx Corporation Appoints Stephen Silvestro as Chief Executive Officer

Silvestro has a demonstrated record of accelerating revenue growth, expanding brand relevance, and building a market-leading team

WALTHAM, MA – March 10, 2025 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today announced it has appointed Steve Silvestro as the Company’s new Chief Executive Officer, effective March 10, 2025.

Mr. Silvestro brings to OptimizeRx more than 20 years of experience in building and managing health technology and services companies, and has served as an executive at OptimizeRx since joining the Company in 2019. His career includes strategic development, sales leadership, technology and product innovation, and M&A within a variety of leadership roles.

“The Board of Directors completed a rigorous search and selection process for a new CEO that was conducted by the Company’s independent Directors with the assistance of a leading executive search firm and is very pleased to announce that it was the unanimous decision of the independent Directors to appoint Steve Silvestro as the next OptimizeRx CEO,” said Lynn Vos, Chairperson of OptimizeRx’s Board of Directors. “Since starting at OptimizeRx six years ago as the Chief Commercial Officer, and more recently serving as President and interim CEO, Steve has been instrumental in growing the Company’s brand relevance within the life sciences industry and transforming the Company from an early stage, single solution in the digital marketing space to an industry mainstay with omnichannel capabilities. At this pivotal time in OptimizeRx’s history, we are confident that Steve is the right transformative leader to drive OptimizeRx into its next phase of profitable revenue growth and shareholder value creation.”

“I am honored to have the Board’s trust and to have the opportunity to lead the next phase of OptimizeRx’s growth and transformation. We will continue to differentiate ourselves within the market through our technology and by developing more meaningful strategic partnerships with our customers. Now more than ever, we will be laser-focused on operational excellence while ensuring we delight our customers and forge stronger relationships with valued business partners,” added Steve Silvestro. “Since the time I was asked to take the helm in December, we have completed an extensive strategic review of the Company’s business processes, operations, and opportunities for shareholder value creation. I look forward to collaborating with our Board, team members, strategic partners, and customers as we continue the Company’s growth, focusing very closely on customer centricity and delight, continuing to expand our value proposition with pharma, increasing our re-occurring revenue model while driving to become a Rule of 40 company, and unlocking new opportunities for profitable revenue growth and shareholder value creation.”

Mr. Silvestro’s Bio

Mr. Silvestro was appointed the Chief Executive Officer in March 2025. He joined the Company as Chief Commercial Officer in April 2019, and has since served as President and, most recently, as the Company’s interim CEO. Prior to joining the Company, Mr. Silvestro held leadership positions at various companies including CCH® Tagetik, a Wolters Kluwer company that provides corporate performance management software solutions for planning, consolidation and reporting, Prognos Health, Inc., a healthcare data and analytics company, Decision Resources Group, a multi-national corporation that provides high value global data solutions, analytics and consulting services to pharmaceutical, biotech, medical device, healthcare provider and payer companies. Mr. Silvestro received his Master of Liberal Arts in Business Management from Harvard University and his Bachelor of Arts in Italian and Business Management from Brigham Young University.

About OptimizeRx

OptimizeRx is a leading healthcare technology company that’s redefining how life science brands connect with patients and healthcare providers. Our platform combines innovative AI-driven tools like the Dynamic Audience Activation Platform (DAAP) and Micro-Neighborhood Targeting (MNT) to deliver timely, relevant, and hyper-local engagement. By bridging the gap between HCP and DTC strategies, we empower brands to create synchronized marketing solutions that drive faster treatment decisions and improved patient outcomes.

Our commitment to privacy-safe, patient-centric technology ensures that every interaction is designed to make a meaningful impact, delivering life-changing therapies to the right patients at the right time. Headquartered in Waltham, Massachusetts, OptimizeRx partners with some of the world’s leading pharmaceutical and life sciences companies to transform the healthcare landscape and create a healthier future for all.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements in this press release that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the future contributions of Mr. Silvestro to the Company, the Company’s growth and transformation, plans for profitable revenue growth, plans for creating, enhancing and unlocking shareholder value, plans for differentiating the Company through its technology, plans for developing more meaningful strategic partnerships with the Company’s customers, plans for expanding the Company’s value proposition with pharma, plans for increasing the Company’s re-occurring revenue while driving to become a Rule of 40 company and unlocking new opportunities for profitable revenue growth, plans for expanding relationships with customers and strategic partners, plans for forging stronger relationships with valued business partners, other business plans and operating and financial performance objectives, and other statements relating to future performance, plans, and expectations. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions regarding the Company’s business, the economy, and other future conditions that may never materialize or may prove to be incorrect. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the effect of government regulation, seasonal trends, dependence on a concentrated group of customers, cybersecurity incidents that could disrupt operations, the ability to keep pace with growing and evolving technology, the ability to maintain contracts with electronic prescription platforms and electronic health records networks, competition, and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Sandya von der Weid

LifeSci Advisors, LLC

svonderweid@lifesciadvisors.com